SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

         Date of Report (Date of earliest event reported): October 3, 2001

                          RIVIERA HOLDINGS CORPORATION
             (exact name of registrant as specified in its charter)


    Nevada                  000-21430                         88-0296885
(State of                  (Commission                      (IRS Employer
Incorporation)             File Number)                    Identification No.)


2901 Las Vegas Boulevard

Las Vegas, Nevada                                                 89109
(Address of principal office)                                  (Zip code)


Registrant's Telephone number,                               (702) 794-9527
    including area code






Item 5.           Other Events

                    On October 3, 2001, RHC announced that management is presenting at the Global Gaming Expo sponsored by Bear Stearns and Goldman Sachs on October 3, 2001, in Las Vegas, Nevada. A copy of the press release announcing this transaction dated October 3, 2001, is filed as an exhibit hereto.



Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits

             (a)      Not Applicable

             (b)      Not Applicable

             (c)      Exhibits


99.1 Press Release, dated October 3, 2001, announcing that RHC management is presenting at the Global Gaming Expo on October 3, 2001 in Las Vegas, Nevada.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 3, 2001                            RIVIERA HOLDINGS CORPORATION


                                                            By: /s/ Duane Krohn
                                                            Treasurer and CFO

                              EXHIBIT INDEX

         Exhibit

         Number                                      Description

           99.1 Press Release, dated October 3, 2001, announcing that RHC management is presenting at the Global Gaming Expo on October 3, 2001 in Las Vegas, Nevada.